As filed with the Securities and Exchange Commission on July 27, 1998.



                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)



Filed by the registrant                              |X|

Filed by a party other than the registrant           |_|


Check the appropriate box:

         | |      Preliminary proxy statement

         |X|      Definitive additional materials

         |_|      Definitive additional materials

         |_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                (Name of Registrant as Specified in Its Charter)


                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

|X|      No filing fee is required

                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
-------------------------------------------------------------------------------

                       Wright Selected Blue Chip Portfolio
                    Wright International Blue Chip Portfolio

                        (collectively, the "Portfolios")

                                                            July 27, 1998


Dear Contractholder:

The board of trustees has called a special meeting of your portfolio's shareholders for September 23, 1998, to approve a new investment advisory agreement for the portfolios, to ask shareholders to elect nine trustees to hold office until their respective successors have been duly elected and qualified and to ratify the selection of Deloitte & Touche LLP as the trust's independent public accountant for the fiscal year ending December 31, 1998.

A new investment advisory agreement is required by the federal law that regulates mutual funds because there has been a change to the ownership of Wright's parent company, The Winthrop Corporation, as a result of the death of John Winthrop Wright. The change in control has not resulted in any changes to the management of Wright, the advisory services that Wright provides to your portfolio or the rate of the investment advisory fee that your portfolio pays to Wright.

Your insurance company is the shareholder in the trust. Although you are not directly a shareholder of the trust, some or all of the value of the variable insurance contract issued by your insurance company is invested in the portfolios. Accordingly, you have the right to instruct your insurance company how to vote the portfolio shares attributable to your contract.

This package contains information about the proposal and the proxy materials for you to use when voting by mail. Please review the enclosed information and cast your vote by completing and returning the proxy card in the enclosed, postage paid envelope. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR CONTRACT. Voting promptly saves money. If we do not receive enough votes, we must adjourn the shareholders' meeting and re-solicit shareholders in an attempt to increase voter participation. This is a costly process paid for by your fund and, ultimately, by you.

These proposals have been reviewed by the trust's board of trustees, whose primary role is to represent and protect the interests of shareholders. In the trustees' judgment, the proposals are fair and reasonable and they recommend that you vote in favor of them.

If you have any questions, please do not hesitate to call Wright Investors' Service Distributors, Inc. at 1-888-974-4482. Ask to speak with Terry Moody. Thank you.
                                                        Sincerely,

                                                        /S/ Peter M. Donovan

                                                        Peter M. Donovan
                                                        President and Trustee



                             YOUR VOTE IS IMPORTANT

                Please execute the enclosed proxy card and return
                      it promptly in the postpaid envelope
                     provided. THIS WILL SAVE THE ADDITIONAL
                        EXPENSE OF FURTHER SOLICITATION.

                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                       Wright Selected Blue Chip Portfolio
                    Wright International Blue Chip Portfolio

                                24 Federal Street
                           Boston, Massachusetts 02110


                   Notice of Special Meetings of Shareholders
                          To Be Held September 23, 1998

     A special meeting of shareholders of The Wright Managed Blue Chip Series Trust (the "trust") will be held at the principal offices of the trust, 24 Federal Street, Boston, Massachusetts 02110, on Wednesday, September 23, 1998 commencing at 10:00 a.m.
(Boston time).

     THE MEETING IS BEING HELD FOR THE FOLLOWING PURPOSES:

     1. To elect nine trustees to hold office until their respective successors have been duly elected and qualified. FOR ALL PORTFOLIOS VOTING TOGETHER.

     2.  To  approve  a  new  investment   advisory   agreement  between  Wright
         Investors' Service, Inc. and the trust on behalf of each portfolio. FOR EACH PORTFOLIO VOTING SEPARATELY.

     3. To ratify the selection of Deloitte & Touche as the trust's independent public accountant for the fiscal year ending December 31, 1998. FOR ALL PORTFOLIOS VOTING TOGETHER.

     4. To consider and act upon any matters which may properly come before the meeting or any adjourned session of the meeting.

     The proposals are discussed in greater detail in the accompanying proxy statement.

     The meeting is called pursuant to the by-laws of the trust. The trustees have fixed the close of business on July 17, 1998 as the record date for the determination of the shareholders of each portfolio entitled to notice of and to vote at the meeting and any adjournment thereof.

                                           By Order of the Board of Trustees,



                                           H. Day Brigham, Jr., Secretary

Dated: July 27, 1998

IMPORTANT - SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR PORTFOLIO OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                    THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                       Wright Selected Blue Chip Portfolio
                    Wright International Blue Chip Portfolio

                        (collectively, the "portfolios")

                                24 Federal Street
                           Boston, Massachusetts 02110




                                 PROXY STATEMENT
                      For a Special Meeting of Shareholders



     A proxy card is enclosed with the notice of the special meeting of the shareholders of the portfolios to be held on Wednesday, September 23, 1998 for the benefit of shareholders who do not expect to be present at the meeting. The proxy is solicited on behalf of the board of trustees of the trust (collectively, the "trustees") and is revocable by the person giving it at any time prior to exercise by a signed letter filed with American General Life Insurance Company ("American General"), P.O. Box 4543, Houston, TX 77210-4543, or by signing and delivering a later dated proxy. Each shareholder may specify the manner in which he or she desires the proxy to be voted on the proposals. In the absence of any specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the proposals. American General is the owner of 100% of each portfolio's shares. American General will vote these shares as instructed by the holders of the underlying variable contracts, who are therefore referred to in the proxy materials as "shareholders" for this limited purpose, subject to the description of voting procedures described on the proxy card.


     This proxy material is first being mailed to shareholders on or about July 27, 1998.

      Shareholders of the portfolios are being asked to vote on the proposals as follows:

    Proposals                      Shareholders Entitled to Vote on Proposals

    1. To elect nine trustees      All portfolios voting together.

    2. To  approve a new           Each  portfolio voting separately.
       investment  advisory
       agreement.


    3. To ratify the  selection
       of  Deloitte & Touche LLP    All  portfolios voting together.
       as independent public accountant

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

     At a meeting held on June 24, 1998, the trustees, including the trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the trust (the "independent trustees"), voted to approve and to recommend to the trust's shareholders that they approve a proposal to elect nine trustees to the board of trustees of the trust (the "nominees"). All of the nominees currently serve as trustees of the trust. Mr. Michael B. Flament served as a trustee until his resignation from that position on June 24, 1998. Mr. Flament is not a nominee for election to a position of trustee. Information concerning the nominees and other relevant factors is discussed below.

     Using the enclosed proxy card, a shareholder may authorize the proxies to vote his or her shares for the nominees or may withhold from the proxies authority to vote his or her shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote for the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, whom the trustees may designate. The trust has no reason to believe that it will be necessary to designate a substitute nominee.


INFORMATION CONCERNING NOMINEES


     The following table sets forth each nominee's principal occupation or employment during the past five years, the date on which he or she first became a trustee of the trust. As of the record date, no nominee or officer owned shares of the trust.



Name, Age and                                                                                           First Became
Position with The Trust                 Principal Occupation or Employment                                a Trustee

Peter M. Donovan*                       President, Chief Executive Officer and                              1993
(age 55) President;                     Director of Wright and Winthrop;
Trustee; Nominee                        Vice President, Treasurer and Director of
                                        Wright Investors' Service Distributors, Inc.


H. Day Brigham, Jr.*                    Retired Vice President, Chairman of the                             1993
(age 71) Vice President,                Management Committee and Chief Legal Officer
Secretary; Trustee;                     of Eaton Vance Management ("Eaton Vance"), Eaton
Nominee                                 Vance Corporation ("EVC"), Boston Management
                                        and Research ("BMR") and Eaton Vance, Inc. ("EV")
                                        and Director, EVC and EV; Director of Wright
                                        and Winthrop

Judith R.Corchard*                      Executive Vice President, Investment Management;                    1997
(age 59) Vice President;                Senior Investment Officer; Chairman of the
 Trustee; Nominee                       Investment Committee and Director, Wright
                                        and Winthrop


Name, Age and                                                                                           First Became
Position with The Trust                 Principal Occupation or Employment                                a Trustee

Winthrop S. Emmet                       Retired New York City Attorney at Law;                              1993
(age 87) Trustee;                       Trustee Officer, First City National Bank,
Nominee                                 New York, NY (1963-1971)

Leland F. Miles                         President Emeritus, University of Bridgeport                        1997
(age 74) Trustee;                       (1987-Present); President University of Bridgeport
Nominee                                 (1974-1987); Director United Illuminating Company

A.M. Moody III *                        Senior Vice President, Wright and Winthrop;                         1993
(age 61) Vice President;                President, Wright Investors' Service Distributors, Inc.
Trustee; Nominee

Lloyd F. Pierce                         Retired Vice Chairman (prior to 1984-President),                    1993
(age 79) Trustee;                       People's Bank, Bridgeport, CT; Member,
Nominee                                 Board of Trustees, People's Bank, Bridgeport, CT;
                                        Board of Directors, Southern Connecticut Gas Company;
                                        Chairman, Board of Directors, COSINE

Richard E. Taber                        Chairman and Chief Executive Officer                                1997
(age 49) Trustee; Nominee               of First County Bank, Stamford, CT  (1989-present)

Raymond Van Houtte                      President Emeritus and Counselor of  The Tompkins                   1993
(age 73) Trustee;                       County Trust Co., Ithaca, NY (since January 1989);
Nominee                                 President and Chief Executive Officer, The Tomkins
                                        County   Trust   Company    (1973-1988);
                                        President,   New  York   State   Bankers
                                        Association    (1987-1988);    Director,
                                        McGraw Housing  Company,  Inc.,  Deanco,
                                        Inc.,   Evaporated  Metal  Products  and
                                        Tompkins County Area Development, Inc.

*  "Interested person" of the trust as defined in the 1940 Act

     The board of trustees held five meetings during the fiscal year ended December 31, 1997. No trustee attended fewer than 75% of the aggregate of (1) the total number of board meetings and (2) the total number of meetings held by all committees of the trustees on which he or she served.


     The trust's board of trustees has established an independent trustees' committee consisting of all of the independent trustees, who are Messrs. Emmet, Miles, Pierce (Chairman), Taber and Van Houtte. This committee met two times during the last fiscal year. The responsibilities of the independent trustees' committee include those of an audit committee for the financial governance of the trust, a nominating committee for additional or replacement trustees of the trust and a contract review committee for consideration of renewals or changes in the investment advisory agreements, distribution agreements and distribution plans and other agreements as appropriate.

EXECUTIVE OFFICERS

     The table below lists the executive officers of the trust, except for the President (Mr. Donovan), Vice Presidents (Mr. Brigham, Ms. Corchard and Mr. Moody) and Secretary (Mr. Brigham). Information about Mr. Donovan, Mr. Brigham, Ms. Corchard and Mr. Moody is provided under "Information Concerning Nominees."

Name, Age and                                                                                       First Became
Position with The Trust             Principal Occupation                                             an Officer

James L. O'Connor                   Vice President of Eaton Vance and EV.                               1993
(age 53)                            Officer of various investment companies
Treasurer                           managed by Eaton Vance or BMR

Janet E. Sanders                    Vice President of Eaton Vance and EV.                               1993
(age 62)                            Officer of various investment companies
Assistant Secretary;                managed by Eaton Vance or BMR
Assistant Treasurer

A. John Murphy                      Assistant Vice President of Eaton Vance,                            1995
(age 35)                            BMR and EV since March 1, 1994;
Assistant Secretary                 employee of Eaton Vance since March 1993.
                                    Officer of various investment companies
                                    managed by Eaton Vance or BMR

Eric G. Woodbury                    Assistant Vice President of Eaton Vance                             1995
(age 40)                            since February 1993. Officer of various
Assistant Secretary                 investment companies managed by
                                    Eaton Vance or BMR


William J. Austin, Jr.              Assistant Vice President of Eaton Vance and EV.                     1991
(age 46)                            Officer of various investment companies
Assistant Treasurer                 managed by Eaton Vance or BMR



REMUNERATION OF OFFICERS AND TRUSTEES

     All of the trustees and officers hold identical positions with The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright EquiFund Equity Trust, Catholic Values Investment Trust and The Wright Blue Chip Master Portfolio Trust. The fees and expenses of the independent trustees (Messrs. Emmet, Miles, Pierce, Taber and Van Houtte) and of Mr. Brigham are paid by the trust. They also receive additional payments from other investment companies for which Wright provides investment advisory services. The trustees who are employees of Wright receive no compensation from the trust. The trust does not have a retirement plan for its trustees. For trustee compensation from the trust and for the total compensation paid to the trustees from the Wright Fund complex for the fiscal year ended December 31, 1997, see the following table.

                               COMPENSATION TABLE
                                             Aggregate
                                         Compensation from          Pension           Estimated             Total
                                        The Wright Managed         Benefits            Annual           Compensation
Trustees                              Blue Chip Series Trust        Accrued           Benefits             Paid(1)


H. Day Brigham, Jr.                           $1,250                 None               None               $6,000
Winthrop S. Emmet                             $1,500                 None               None               $7,000
Leland Miles                                   $ 750                 None               None               $6,250
Lloyd F. Pierce                               $1,500                 None               None               $7,000
Richard E. Taber                              $1,000                 None               None               $5,000
Raymond Van Houtte                            $1,500                 None               None               $7,000

(1) Total compensation paid is from The Wright Managed Blue Chip Series Trust (4 portfolios) and the other funds in the Wright Fund complex (20 funds) for a total of 24 funds.


TRUSTEES' RECOMMENDATION

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE.


REQUIRED VOTE

     Election of each nominee requires a plurality of votes of the shareholders present at the meeting, provided that there is a quorum present.


                                   PROPOSAL 2
                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

GENERAL


     The Winthrop Corporation ("Winthrop") is currently the investment adviser to each portfolio under an investment advisory contract (the "existing advisory agreement") with the trust, on behalf of its portfolios, and Winthrop. Pursuant to a service agreement between Winthrop and its wholly owned subsidiary, Wright Investors' Service, Inc. ("Wright"), Wright, acting under the general supervision of the trustees, furnishes each portfolio with investment advice and management services. Wright is incorporated in Connecticut and is registered as an investment adviser under the Investment Advisers Act of 1940. Wright's and Winthrop's principal offices are located at 1000 Lafayette Boulevard,
Bridgeport, Connecticut 06604-4720. The trust's administrator is Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110.


     The trust is registered and regulated as an investment company under the 1940 Act. The 1940 Act provides that an investment company's investment advisory agreement terminates automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any entity controlling an investment adviser is deemed to be an assignment. As described further below, the ownership of Winthrop, a controlling entity of Wright, has changed and the existing advisory agreement has terminated as a result of that change.


THE CHANGE OF CONTROL

     Winthrop was founded by Mr. John Winthrop Wright and began offering investment advisory services in 1961. Upon his death in 1996, Mr. Wright was the only person who owned more than 25% (but less than 50%) of Winthrop's stock. The 1940 Act presumes that owning 25% or more of a company's stock gives the owner "control" over the company. Since Mr. Wright's death, his stock has been held by the estate of John Winthrop Wright (the "estate"). On June 11, 1998, Mildred Gibson Wright, in accordance with her authority as executrix of the estate, transferred Mr. Wright's stock from the estate to Mr. Wright's intended beneficiary, The School for Ethical Education (the "distribution").

     The School, located at 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604, was founded in 1995 by Mr. Wright as a non-profit, tax-exempt organization to promote ethical behavior. The School's mission is to promote "ethics in action" for the creation of positive character and the advancement of responsible and caring communities. The School provides post-secondary courses for teachers and parents to teach ethical behavior in schools and communities. The School is managed by its board of trustees, which has five members, three of whom are affiliated with Winthrop and Wright.


     As a result of the distribution, the School acquired more than 25% of Winthrop's stock and there has been a change in the control of Winthrop. The following table describes the persons or entities who own stock in Winthrop and the percentage that each person votes. The address of each person or entity is 1000 Lafayette Boulevard, Bridgeport, CT 06604-4720.


                                                  PERCENTAGE OF STOCK OWNED IN
         NAME                                        THE WINTHROP CORPORATION
-------------------------------------------------------------------------------


      The School for Ethical Education                       34.5%
      Mr. Peter Donovan                                      18.6%
      WIS Holdings Corp.                                     16.9% (1)
      WIS Profit Sharing Plan                                13.2%
      All Others                                             16.7% (2)


-------------------------------------------------------------------------------


     (1) WIS Holdings Corp. is a wholly-owned subsidiary of Winthrop. During her lifetime, Mrs. Wright has the restricted right to direct voting of WIS Holdings stock.
     (2) No other person or entity owns 10% or more of Winthrop stock.


     Mr. Donovan, who owns Winthrop stock, and Mrs. Wright, who has voting rights as to Winthrop stock, also serve as trustees of the School. The School's board of trustees, including Mr. Donovan and Mrs. Wright, collectively have the power to vote the Winthrop stock owned by the School. It is possible that Mr. Donovan and Mrs. Wright could be considered to have voting rights as to more than 25% of the Winthrop stock and, therefore, to be controlling persons of Winthrop. However, as trustees of the School, each of them has only one vote on matters brought before the School's board of trustees, and Mr. Donovan and Mrs. Wright have not entered into any agreement to exercise voting power in concert.


     The trustees of the trust have considered the new ownership structure of Winthrop and do not believe that either Mr. Donovan or Mrs. Wright controls Winthrop. However, in the event that a regulatory authority or a court determines that Mr. Donovan or Mrs. Wright controls Winthrop, the vote by shareholders to approve the new advisory agreement with Wright will be deemed to have considered any possible transfer of control to Mr. Donovan and Mrs. Wright.

     To provide for continuity of investment advisory services to the portfolios as a result of the distribution, the trustees, including the independent trustees, at a special meeting held on June 24, 1998, voted to approve, and recommended that each portfolio's shareholders approve, a new investment advisory agreement (the "new advisory agreement") with Wright. Under the new advisory agreement, Wright will be the investment adviser and will continue to provide investment advisory services to the portfolios. APPROVAL OF THE NEW ADVISORY AGREEMENT WILL NOT INCREASE THE ADVISORY FEE RATE PAID BY EACH PORTFOLIO.


MATERIAL TERMS OF THE NEW ADVISORY AGREEMENT


     The material terms of the new advisory agreement are substantially similar to those of the existing advisory agreement. The following discussion of the new advisory agreement is only a summary of the form of the agreement (the form is identical for each portfolio) attached to the proxy statement as EXHIBIT A. You should read the entire form of agreement. The date of the initial approval of the existing advisory agreement was June 16, 1993. The trustees of the trust approved the continuation of the existing advisory agreement on January 28, 1998. For the fiscal year ended December 31, 1997, Selected Blue Chip Portfolio and International Blue Chip Portfolio paid advisory fees of $4,203 and $0, respectively. During this period Wright voluntarily waived all or a portion of its advisory fee. If Wright had imposed its full advisory fee, the portfolios would have paid $19,920 and $11,960, respectively.

     ADVISORY SERVICES. Under the new advisory agreement and subject to the supervision and approval of the trustees of the trust, Wright will be responsible for providing continuously an investment program for each portfolio, consistent with each portfolio's investment objective, policies and restrictions. Specifically, Wright will determine what investments shall be purchased, sold or exchanged by each portfolio, if any, and what portion, if any, of each portfolio's assets will be held uninvested and will make changes in each portfolio's investments. Wright will also manage, supervise and conduct the other affairs and business of each portfolio and any incidental matters, including supervision of each portfolio's administrator, if any. This is not changed from the existing advisory agreement.

     ADVISORY FEE. Under the new advisory agreement, each portfolio will pay Wright an annual advisory fee at the rate set forth on Schedule B to the new advisory agreement at EXHIBIT A. THERE HAS BEEN NO CHANGE TO THE RATE OF ADVISORY FEE PAID TO WRIGHT BY EACH PORTFOLIO AS A RESULT OF THE CHANGE IN CONTROL OF WINTHROP.


     STANDARD OF CARE. The new advisory agreement provides that Wright will not be subject to liability for any act or omission in the course of rendering services under the agreement in the absence of willful misfeasance, bad faith or gross negligence, or for any losses which may be sustained in the acquisition, holding or sale of any security or other investment. This is not changed from the existing advisory agreement.

     EXPENSES. Each portfolio is responsible for its own expenses unless responsibility is expressly assumed by Wright under the new advisory agreement or by the administrator under the administration agreement. Among other expenses, each portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of the portfolio's administrator, if any; fees and disbursements of the portfolio's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; legal and auditing fees; registration and reporting fees and expenses; and trustees' fees and expenses. Expenses of the trust which relate to more than one portfolio are allocated among those portfolios in an equitable manner, primarily on the basis of relative net asset values.


     The new advisory agreement states that the trust is responsible for paying the charges and expenses of the independent public accountants and legal counsel to the trust and the trustees. This change from the existing advisory agreement is in keeping with similar language in more modern forms of advisory agreements. The trust currently pays the charges and expenses of its independent public accountants and legal counsel and the addition of this language is for clarification purposes only.

     APPROVAL,   TERMINATION  AND  AMENDMENT  PROVISIONS.  If  approved  by  the affirmative vote of a "majority of the outstanding voting securities" (as described below) of the portfolio ("majority shareholder vote"), the new advisory agreement will remain in full force and effect until February 28, 2000. The new advisory agreement will continue in full force and effect as to that portfolio indefinitely after that date, if this continuance is approved at least annually (i) by a vote of a majority of the trustees of the trust or by a majority shareholder vote for that portfolio, and (ii) by the vote of a majority of the independent trustees of the trust. The new advisory agreement may be terminated at any time without penalty by a vote of a majority of the independent trustees of the trust, by a majority shareholder vote for that portfolio or by Wright on 60 days' written notice to the other party. In addition, the new advisory agreement will terminate immediately and automatically if assigned. The new advisory agreement may not be materially amended without the approval of the trustees and the shareholders. An amendment would be material if it changed the duties and responsibilities of the parties under the agreement or increased the fee paid to Wright.


     The new advisory agreement no longer recites the specific requirements to approve, amend or terminate the agreement. Rather, the new advisory agreement states that approval, amendment or termination of the agreement will be in accordance with the requirements of the Investment Company Act of 1940, as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange commission by any rule, regulation, order or interpretive position. The use of this language is intended to permit the funds to take advantage of interpretive positions of the staff of the Commission. For example, at some time in the future the staff might conclude that the requirement that trustees meet "in person" to approve or amend an advisory agreement could be satisfied by video teleconferencing. Should this happen, the trust should be able to take advantage of such interpretive position without having to call a shareholder meeting to amend the advisory agreement.



REQUIRED VOTE

     Approval of the new advisory agreement for a portfolio requires a majority shareholder vote of that portfolio. Under the 1940 Act, this means that to be approved for a portfolio, the proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of that portfolio present at the meeting if the holders of more than 50% of the outstanding shares of that portfolio are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of that portfolio. If the shareholders of one or more portfolios fail to approve this proposal, the trustees will consider what further action should be taken.

     THE TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THIS PROPOSAL.


     The trustees believe that the portfolios will benefit from continuing to receive the high quality advisory services provided by Wright on the same terms as they are currently provided. The trustees considered the fact that the new advisory agreement is substantially similar to the existing advisory agreement and that the change in control of Wright will not change the advisory services provided to the portfolios or the rate of the advisory fee paid by each fund to Wright. The trustees believe that the new advisory agreement and the fees provided for in the agreement are reasonable, fair and in the best interests of each portfolio's shareholders.



                                   PROPOSAL 3
           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP has served as the trust's independent public accountant since the trust began operations. Audit services during the fiscal year ended December 31, 1997 consisted of examinations of the trust's financial statements for this period and reviews of the trust's filings with the SEC.

     The trustees, including the independent trustees, have selected Deloitte & Touche LLP as the trust's independent public accountants for the fiscal year ending December 31, 1998, subject to shareholder ratification at the meeting. A representative of Deloitte & Touche LLP is expected to be available at the meeting by telephone to make a statement if he or she desires to do so and to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the selection of Deloitte & Touche LLP as the trust's independent public accountant for the fiscal year ending December 31, 1998 requires a majority shareholder vote of the trust.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE IN FAVOR OF THE RATIFICATION OF DELOITTE & TOUCHE LLP.


                       INFORMATION CONCERNING THE MEETING

     Each share of your portfolio is entitled to one vote and each fractional share is entitled to that fractional vote. Shares of your portfolio represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

SOLICITATION OF PROXIES


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of the trust, by personnel of Wright, and American General Life Insurance Company. The trust may hire a third party solicitation firm to provide proxy solicitation services at a cost that would be paid together with all other expenses of the shareholder meeting by the trust.


REVOKING PROXIES

     A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:


     o By filing a written notice of revocation with American General Life Insurance Company, P.O.Box 4543, Houston, TX 77210-4543, or


     o By returning a duly executed proxy with a later date before the time of the meeting.


Being present at the meeting alone does NOT revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM


     As of July 17, 1998, 249,254 shares of beneficial  interest of the Selected
Blue  Chip  Portfolio  and  128,613 shares  of  beneficial   interest  of  the
International Blue Chip Portfolio were outstanding. Only shareholders of record on July 17, 1998 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the portfolio that are entitled to vote will be considered a quorum for the transaction of business.


OTHER BUSINESS

     The trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

     If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of the portfolio's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

TELEPHONE VOTING


     In addition to soliciting proxies by mail, by fax or in person, the trust may also arrange to have votes recorded by telephone by officers and employees of the trust or by personnel of the adviser or American General Life Insurance Company. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The trust has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.


     o A shareholder will be called on a recorded line at the telephone number in the trust's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.



     EACH PORTFOLIO WILL FURNISH, WITHOUT CHARGE, A COPY OF THE PORTFOLIO'S ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THESE REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO: A.M. MOODY III, PRESIDENT, WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC., 1000 LAFAYETTE BOULEVARD, BRIDGEPORT, CT 06604, OR SHOULD CALL 1-888-974-4482.


     SUBMISSION OF SHAREHOLDER PROPOSALS. The trust does not hold an annual shareholders' meeting. Shareholders who want to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the secretary of the trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received by the trust in advance of a proxy solicitation to be included. The mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.

                                   THE WRIGHT MANAGED BLUE CHIP SERIES TRUST

Dated: July 27, 1998

                                                               EXHIBIT A


Note: The Wright Managed Blue Chip Series Trust will be a party to this investment management contract together with the other trusts in the group of Wright managed investment funds.


                                     Form of
                          INVESTMENT ADVISORY CONTRACT

     CONTRACT made this day of 1998, between [NAME OF TRUSTS], each a Massachusetts business trust (the "Trusts"), on behalf of each series of the Trusts which the Adviser (defined below) and the Trusts shall agree from time to time are subject to this Contract, as set forth on Schedule A (collectively, the "Funds" and individually, the "Fund"), and WRIGHT INVESTORS' SERVICE, INC., a Connecticut corporation (the "Adviser"):

1. Duties of the Adviser. Each Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Funds and, except as otherwise provided in an administration agreement, to administer the Trust's affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Contract.


     The Adviser hereby accepts such employment, and undertakes to afford to each Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for each Fund and to furnish for the use of the trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds and for administering the Trust's affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are employees of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent any Trust in any way or otherwise be deemed an agent of the Trust.


     The Adviser shall provide each Trust with such investment management and supervision as the trust may from time to time consider necessary for the proper supervision of its funds. As investment adviser to the Funds, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of each Fund's assets shall be held uninvested, subject always to the applicable restrictions of the Trust's Declaration of trust, By-Laws and registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Adviser is authorized, in its discretion and without prior consultation with the trust, but subject to each Fund's investment objective, policies and restrictions, to buy, sell, lend and otherwise trade in any stocks, bonds, options and other securities and investment instruments on behalf of the funds, to purchase, write or sell options on securities, futures contracts or indices on behalf of the funds, to enter into commodities contracts on behalf of the Funds, including contracts for the future delivery of securities or currency and futures contracts on securities or other indices, and to execute any and all agreements and instruments and to do any and all things incidental thereto in connection with the management of the funds. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Funds and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Funds, all actions which it deems necessary or desirable to implement the investment policies of the trust and of each Fund.

     The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of a Fund with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of a Fund or the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute portfolio security transactions at prices which are advantageous to the funds and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services and products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser. The Adviser is expressly authorized to cause the Funds to pay any broker or dealer who provides such brokerage and research service and products a commission for executing a security transaction which exceeds the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of the applicable Fund or Trust or of other investment companies sponsored by the Adviser.

2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, each Trust on behalf of each Fund shall pay to the Adviser on the last day of each month a fee equal (annually) to the percentage or percentages specified in Schedule B of the average daily net assets of such Fund throughout the month, computed in accordance with the Trust's Declaration of Trust, registration statement and any applicable votes of the Trustees of the Trust.

     If the Contract is initiated or terminated during any month with respect to any Fund, each Fund's fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Contract is in effect and the fee shall be computed upon the average net assets for the business days the Contract is so in effect for that month.

     The Adviser may, from time to time, agree not to impose all or a part of the above compensation.

     3. Allocation of Charges and Expenses. Each Trust will pay all of its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation, (i) expenses of maintaining the Trust and continuing its existence,
(ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the purchase or sale of securities, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Trust and its shares under federal and state securities laws and of preparing and printing prospectuses for those purposes and for distributing them to shareholders and investors, and fees and expenses of registering and maintaining registration of the Trust and of the Trust's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds and securities, keeping of books and accounts and determination of net asset value), (xiv) fees, expenses and disbursements of transfer agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation of and any expenses of Trustees of the Trust, (xviii) the administration fee payable to the Trust's administrator, (xix) the charges and expenses of the independent auditors, (xx) the charges and expenses of legal counsel to the Trust and the Trustees, (xxi) distribution fees, if any, paid by a Fund in accordance with Rule 12b-1 under the 1940 Act, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

     4. Other Interests. It is understood that Trustees, officers and shareholders of each Trust are or may be or become interested in the Adviser or any of its affiliates as directors, officers, employees, stockholders or otherwise and that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become similarly interested in the Trust, and that the Adviser or any of its affiliates may be or become interested in the Trust as a shareholder or otherwise. It is also understood that directors, officers, employees and stockholders of the Adviser or any of its affiliates are or may be or become interested (as directors, trustees, officers, employees, stockholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser or any of its affiliates may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Wright" or "Wright Investors" or any combination thereof as part of their names, and that the Adviser or any of its affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

     5. Limitation of Liability of the Adviser. The services of the Adviser to each Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to any Trust or to any shareholder of the trust for any act or omission in the course of or connected with, rendering services hereunder or for any losses which may be sustained in the purchase, holding or sale of any security.


     6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute any Trust's portfolio security transactions, and upon those terms and conditions as may be agreed upon between the Adviser and the sub-investment adviser; provided, however, that any subadvisory agreement shall be subject to approval by the Trustees and by shareholders, if shareholders approval is then required by the 1940 Act, as now in effect or as hereafter subsequently amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.


     7. Duration and Termination of this Contract. This Contract shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect as to each Fund up to and including February 28, 2000 and shall continue in full force and effect as to each Fund indefinitely thereafter, but only so long as such continuance after February 28, 2000 is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust, in accordance with the requirements of the Investment Company Act of 1940 as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

     Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract as to any Fund, without the payment of any penalty, by action of its Board of Directors or Trustees, as the case may be, and a Trust may, at any time upon such written notice to the Adviser, terminate this Contract as to any fund by vote of a majority of the outstanding voting securities of that Fund. This Contract shall terminate automatically in the event of its assignment.

     8. Amendments of the Contract. This Contract may be amended as to any Fund by a writing signed by both parties hereto, provided that no material amendment to this Contract shall be effective as to that Fund until approved (i) by the vote of a majority of those Trustees of the affected Trust who are not interested persons of the Adviser or the

Trust and (ii) by vote of a majority of the outstanding voting securities of that fund in accordance with the requirements of the Investment Company Act of 1940, as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

     9. Limitation of Liability. The Adviser expressly acknowledges the provision in the Declaration of Trust of each Trust limiting the personal liability of shareholders of the Trust, and the Adviser hereby agrees that it shall have recourse only to the applicable Trust for payment of claims or obligations as between the Trust and Adviser arising out of this Contract and shall not seek satisfaction from the shareholders or any shareholder of the Trust. No Trust or Fund shall be liable for the obligations of any other Trust or Fund hereunder.

     10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities of that Fund" shall mean the vote of the lesser of
(a) 67 per cent or more of the shares of the particular fund present or represented by proxy at a meeting of shareholders of the fund if the holders of more than 50 per cent of the outstanding shares of the particular Fund are present or represented by proxy at the meeting, or (b) more than 50 per cent of the outstanding interests of the particular Fund, or such other vote as may be required from time to time by the Investment Company Act of 1940.

     11. Use of the Name "Wright". The Adviser hereby consents to the use by each Trust of the name "Wright" as part of the Trust's name and the name of each Fund should the Trust desire to adopt such name in the future; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The name "Wright" or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to use the name "Wright." The Adviser shall have the right to require a Trust to cease using the name "Wright" as part of the Trust's name and the name of its Funds if the Trust ceases, for any reasons, to employ the Adviser or one of its affiliates as the Trust's investment adviser. Future names adopted by a Trust for itself and its funds, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.


[NAME OF TRUST]                              WRIGHT INVESTORS' SERVICE, INC.



By: ___________________________            By: ______________________________
       Authorized Officer                           Authorized Officer

                                                            SCHEDULE A

                                 [Name of Trust]

                           [Funds Subject to Contract]

                                                            SCHEDULE B


                            ANNUAL ADVISORY FEE RATES



                                                                           ANNUAL % ADVISORY FEE RATES
                                                                     Under        $500 Million          Over
         PORTFOLIOS                                              $500 Million     to $1 Billion      $1 Billion

         Wright Selected Blue Chip Portfolio                         0.65%            0.60%             0.55%
         Wright International Blue Chip Portfolio                    0.80%            0.75%             0.70%

                                                             EXHIBIT B


             OTHER FUNDS MANAGED BY WRIGHT INVESTORS' SERVICE, INC.

     Wright provides advisory services to Wright Selected Blue Chip Equity Fund and Wright International Blue Chip Equity Fund, which have investment objectives similar to Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio, respectively. Each fund's net assets and advisory fee rates as of December 31, 1997 are set forth in the table.

                                     Net Assets                              Advisory Fee Rate*
                                    -----------        -------------------------------------------------------------
                                                          Under      $100 Mil.    $250 Mil.    $500 Mil.      Over
                                                        $100 Mil.  to $250 Mil. to $500 Mil.  to $1 Bil.     $1 Bil.
--------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip
Equities Fund                      $259,410,868**         0.55%        0.69%        0.67%        0.63%        0.58%

Wright International Blue Chip
Equities Fund                       $257,792,048**        0.75%        0.79%        0.77%        0.73%        0.68%
---------------------------------------------------------------------------------------------------------------------

 * As a result of Wright's voluntary agreement to reduce its advisory fee rate, the funds paid advisory fees at the following rates as of December 31, 1997:
 Selected Blue Chip Fund - 0.63% and International Blue Chip Fund - 0.77%. As of May 1, 1997, each fund contributed substantially all of its assets to a corresponding series of the Wright Blue Chip MasterPortfolio Trust and the corresponding series paid the advisory fee to Wright.

 ** As of May 1, 1997, represents aggregate assets of fund and corresponding series of the Master Portfolio Trust.

                                                                  EXHIBIT C



                         Wright Investors' Service, Inc.


                      Additional Information about Wright.

Directors and Officers. The following table provides information about the directors and executive officers of Wright.

Name & Address                                       Principal Occupation or Employment

H. Day Brigham, Jr.                                  Director, Wright Investors' Service, Inc. Retired as officer
92 Reservoir Ave., Chestnut Hill, MA 02167           and/or director of Eaton Vance and its affiliates.

Judith R. Corchard                                   Executive Vice President and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

Peter M. Donovan                                     President, Chief Executive Officer and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

Eugene J. Helm                                       Executive Vice President and Chief Financial Officer,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

Albert L. Meric, Jr.                                 Consultant and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

George L. Rommel                                     Senior Vice President and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

Vincent M. Simko                                     Senior Vice President, Secretary and Director,
1087 Broad St., Bridgeport, CT 06604                 Wright Investors' Service, Inc.

George Taylor                                        Director, Wright Investors' Service, Inc.
179 Northwood Rd., Fairfield, CT 06432               Retired.

Mildred Gibson Wright                                Chairman of the Board of Directors,
1000 Lafayette Blvd., Bridgeport, CT 06604           Wright Investors' Service, Inc.

                              [Form of Proxy Card]


                     American General Life Insurance Company
                               Separate Account D
                            Voting Instruction Form


                    The Wright Managed Blue Chip Series Trust
                                  (the "trust")



This proxy is solicited on behalf of the trustees of the trust for the Special Meeting of shareholders (the "Meeting") to be held at the offices of the Trust on Wednesday, September 23, 1998, at 10:00 a.m., Boston time. By signing this proxy , you appoint American General Life Insurance Company (the "Company") Separate Account D, with full power of substitution and revocation, to represent you and to vote all of the shares of [Portfolio] attributable to the variable contract between you and the Company that you are entitled to vote at the Meeting and at any adjournments of the Meeting. By signing, you acknowledge that you received the notice of the Meeting and the accompanying proxy statement and you instruct the Company to vote the shares as indicated on this proxy. In its discretion, the proxy is authorized to vote upon other business that properly comes before the Meeting. Signing this proxy revokes any proxy previously given.


PLEASE SIGN AND DATE THE PROXY , RETURN THE BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.




Please  indicate your vote by an "X" in the appropriate box.
This proxy , if properly  signed,  will be voted in the manner you directed.
If you make no direction, this proxy will be voted FOR all proposals. With respect to those shares for which instructions have not been received by the Company before the Meeting, the Company will vote those shares in the affirmative, in the negative, or in abstention, in the same proportion as those shares for which instructions have been received. Please refer to the proxy statement for a discussion of the proposals.

PLEASE MARK VOTES                              For   Withheld  For All Except
 |X|  AS IN THIS EXAMPLE

1.       Election of nine trustees              []      []          []

         INSTRUCTION:  To withhold
         authority to vote for the individual
         nominee, strike a line through his or
         her name below:

         Peter Donovan
         H. Day Brigham
         Judith R. Corchard
         Winthrop S. Emmet
         Leland F. Miles
         A.M. Moody III
         Lloyd F. Pierce
         Richard E. Taber
         Raymond Van Houtte
                                                  For      Against    Abstain


2.       Approval of the investment advisory      []          []         []
         agreement with Wright Investors'
         Service Inc.

3.       Ratification  of  the  selection  of     []          []         []
         Deloitte  &  Touche  LLP  as  the
         independent accountants of the trust
         for the fiscal year ending
         December 31, 1998



Please be sure to sign and date this Proxy.        Date
                                                      --------------------




Contract Owner sign here                              Co-owner
                                                      sign here




 Please sign exactly as your name appears on this proxy, if joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

 Return the proxy in the enclosed envelope or mail to:

              American General Life Insurance Company
              Annuity Service Unit
              P.O.Box 1401
              Houston, TX  77251-1401